UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________________________________________________

Date of Report (Date of earliest event reported):  April 25, 2008

ADEX MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143695	20-8755674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

422 Oakland Drive Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 271-3470

SupportSpan, Inc.
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

 On April 25, 2008, our predecessor, SupportSpan, Inc., a Nevada corporation (“SupportSpan”), and Adex Media, Inc., a Delaware corporation and wholly-owned subsidiary of SupportSpan (“Adex Media”), entered into an Agreement and Plan of Merger. On April 25, 2008, SupportSpan merged with and into Adex Media, so that SupportSpan and Adex Media became a single corporation named Adex Media, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of SupportSpan became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of SupportSpan and we changed our name from “SupportSpan, Inc.” to “Adex Media, Inc.”

Item 3.03.           Material Modification to Rights of Security Holders.

 Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of Adex Media became the Certificate of Incorporation and By-laws of the Surviving Corporation.

 In addition, each share of common stock, par value $0.0001 per share, of SupportSpan that was issued and outstanding immediately prior to the Merger was converted into 19.3624423963134 issued and outstanding shares of common stock, par value $0.0001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of SupportSpan immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Adex Media owned by SupportSpan immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 8.01            Other Events

The Surviving Corporation was presented with an opportunity to enter into the internet advertising business and is exploring such opportunity which such change in domicile and capitalization was intended to facilitate, although there are no binding agreements, arrangements or understandings at this time.

Item 9.01           Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 25, 2008, between SupportSpan, Inc., a Nevada corporation, and Adex Media, Inc., a Delaware corporation
2.2
Certificate of Ownership and Merger merging SupportSpan, Inc., a Nevada corporation, with and into Adex Media, Inc., a Delaware corporation and Corrected Certificate of Ownership and Merger merging SupportSpan, Inc., a Nevada corporation, with and into Adex Media, Inc. a Delaware corporation.

2.3	Articles of Merger merging SupportSpan, Inc., a Nevada corporation, with and into Adex Media, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Adex Media, Inc., a Delaware corporation
3.2	By-laws of Adex Media, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Adex Media, Inc.

Dated: April 30, 2008	By:	/s/ D. Chad Allison
		Name:	D. Chad Allison
		Title:	President

Index to Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 25, 2008, between SupportSpan, Inc., a Nevada corporation, and Adex Media, Inc., a Delaware corporation
2.2
Certificate of Ownership and Merger merging SupportSpan, Inc., a Nevada corporation, with and into Adex Media, Inc., a Delaware corporation and Corrected Certificate of Ownership and Merger merging SupportSpan, Inc., a Nevada corporation, with and into Adex Media, Inc. a Delaware corporation.

2.3	Articles of Merger merging SupportSpan, Inc., a Nevada corporation, with and into Adex Media, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Adex Media, Inc., a Delaware corporation
3.2	By-laws of Adex Media, Inc., a Delaware corporation